PLAN 10.2.1

                     ENHANCE FINANCIAL SERVICES GROUP INC.

                   LONG-TERM INCENTIVE PLAN FOR KEY EMPLOYEES

                    Amended and Restated as of June 6, 1996
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                     ENHANCE FINANCIAL SERVICES GROUP INC.

                   LONG-TERM INCENTIVE PLAN FOR KEY EMPLOYEES

1. Purposes

      The purposes of the Plan are to provide through the grant of Long-Term Incentives under the Plan a means to attract and retain key personnel and to provide to participating officers and other key employees long-term incentives for sustained high levels of performance and for unusual efforts to improve the financial performance of the Company.

2. Definitions

      Unless otherwise required by the context, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

      AWARD: A Restricted Stock Award or a Stock Bonus Award.

      BENEFICIARY: A person or entity (including a trust or estate), designated in writing by a Participant on such forms and in accordance with such terms and conditions as the Board may prescribe, to whom the Participant's rights under the Plan shall pass in the event of the death of the Participant or, if there be no such person or entity so designated, or if such person or entity is not alive or in existence at the time of the Participant's death, such other person to whom such Participant's rights under the Plan shall pass by will or by the laws of descent or distribution.

      BOARD OF DIRECTORS or BOARD: The Board of Directors of Enhance. If the Plan is being administered by a committee appointed by the Board pursuant to the provisions of paragraph 11(a) below, the terms "Board" and "Board of Directors" shall include such committee, except for purposes of paragraph 11(a) and Section 13.

      CODE: The Internal Revenue Code of 1986, as amended and in effect from time to time.

      COMMITTEE: Such committee of the Board of Directors as may be designated to administer the Plan pursuant to the provisions of paragraph 11(a) below.

      COMMON STOCK: The common stock of Enhance, par value $.10 per share, or such other class of shares or other securities or property as maybe applicable pursuant to the provisions of Section 9.

      COMPANY: Enhance and its present and future Subsidiaries.

      ENHANCE: Enhance Financial Services Group Inc., a New York corporation, its successors and assigns.
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      FAIR MARKET VALUE: The fair market value of a share of Common Stock determined in accordance with any reasonable method approved by the Board of Directors; provided that in the case of a Non-Statutory Stock Option intended to be performance-based for purposes of Section 162(m) of the Code or an Incentive Stock Option, such method shall comply with, and be subject to, any applicable requirements of the Code and the Treasury Regulations thereunder. Notwithstanding the foregoing, if the Board so provides, fair market value shall be determined by reference to a formula based on book value, earnings per share or such other measure as the Board may prescribe.

      INCENTIVE COMPENSATION: Bonuses, and other extra compensation payable in addition to a salary or other base amount, whether contingent or not, whether discretionary or required to be paid pursuant to a plan, agreement, resolution or arrangement, and whether payable currently or on a deferred basis, in cash, Common Stock or other property awarded by Enhance or a Subsidiary prior or subsequent to the date of the approval and adoption of this Plan.

      INCENTIVE STOCK OPTION: An option, including an Option as the context may require, intended to meet the requirements of Section 422 of the code and the regulations thereunder applicable to incentive stock options, or intended to meet the requirements of a successor provision of the Code.

      KEY EMPLOYEE: An employee of Enhance or of a Subsidiary regularly employed on a full-time basis, including a director if he is such an employee, or an officer of Enhance or a Subsidiary not so employed, in either event, who, in the opinion of the Board, is in a position to make significant contributions to the success of Enhance or of a Subsidiary.

      LONG-TERM INCENTIVE: A long-term incentive granted under this Plan in one of the forms provided for in Section 3.

      NON-STATUTORY STOCK OPTION: An option, including an Option as the context may require, which is not intended to be an Incentive Stock Option.

      OPTION: An option granted under this Plan to purchase shares of Common Stock.

      PARTICIPANT: A Key Employee elected to receive one or more Long-Term Incentives.

      PERFORMANCE UNIT: A right granted pursuant to Section 8 to receive a fixed dollar amount or an amount equivalent to the Fair Market Value of one share of Common Stock (or a designated percentage thereof) in cash or shares if specific performance goals are attained within the time prescribed by the Board therefor and any other applicable terms and conditions of the award are satisfied.


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      PLAN: The Enhance Financial Services Group Inc. Long-Term Incentive Plan
for Key Employees herein set forth as the same may from time to time be amended.

      RESTRICTED STOCK AWARD: Shares of Common Stock which are issued or transferred to a Key Employee subject to restrictions precluding a sale or other disposition for a period of time and requiring as a condition to retention compliance with any other terms and conditions (relating to continued employment and/or achievement of pre-established performance objectives and/or other matters) that may be imposed by the Board.

      RULE 16b-3: As applied on a specific date, Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 as then in effect or any comparable provision that may have replaced such Rule and then be in effect.

      STOCK APPRECIATION RIGHT or SAR: A right granted pursuant to Section 7 to receive a number of shares of Common Stock or cash, or a combination of such shares and cash, based on the increase in Fair Market Value of the shares subject to such right and determined in accordance with the Plan.

      STOCK BONUS AWARD: Shares of Common Stock which are issued or transferred to a Key Employee (including an undertaking to issue or transfer such shares in the future) in lieu of, or as a supplement to, Incentive Compensation that has been earned by services rendered prior to the date the award is made.

      SUBSIDIARY: A corporation or other form of business association of which shares (or other ownership interests) having more than 50% of the voting power, or representing more than 50% of the net shareholders' equity interest determined in accordance with generally accepted accounting principles, are owned or controlled, directly or indirectly, by Enhance; provided, however, that in the case of an Incentive Stock Option, the term "Subsidiary" shall mean a Subsidiary (as defined by the preceding clause) which is a "subsidiary corporation" as defined in Section 424(f) of the Code and the regulations thereunder, or any provisions that may be adopted to amend or replace such Section or regulation or both.

      3. Grants of Long-Term Incentives

            (a) Subject to the provisions of this Plan, the Board of Directors may at any time or from time to time grant Long-Term Incentives to Key Employees.

            (b) Long-Term Incentives maybe granted in any of the following forms:

                  (i) a Stock Bonus Award,

                  (ii) a Restricted Stock Award,


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                  (iii) an Option, with or without a related Stock Appreciation
                        Right,

                  (iv) an independent Stock Appreciation Right, or

                  (v) a Performance Unit.

            (c) The Board may amend a Long-Term Incentive at any time or from time to time after the date on which it is granted, provided that no such amendment shall affect such Long-Term Incentive adversely without the consent of the holder thereof

      4. Stock Subject to this Plan

            (a)(1) General Limitation Subject to the provisions below of paragraph 4(c) and of Section 9, the maximum number of shares of Common Stock which may be issued or transferred, and are hereby reserved for issuance or transfer pursuant to Long-Term Incentives shall not exceed 3,600,000 shares of Common Stock.

                  (2) Individual Limitations The maximum number of shares of Common Stock which may be subject to any Option that may be granted to any Key Employees elected to participate hereunder shall not exceed 75,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 9) for each calendar year during the entire term of the Plan. The maximum number of Stock Appreciation Rights that may be granted to any Key Employee selected to participate hereunder shall not exceed 75,000 (subject to any increase or decrease pursuant to Section 9) for each calendar year during the entire term of the Plan. To the extent that the maximum number of shares of Common Stock with respect to which Options or SARs may be granted are not granted in a particular year to a Key Employee, such ungranted Options or SARs for any year shall increase the maximum number of shares of Common Stock available to be granted to such Key Employee in subsequent calendar years during the term of the Plan until used.

            (b) Authorized but unissued shares of Common Stock and shares of Common Stock held in the treasury, whether acquired by Enhance specifically for use under this Plan or otherwise, may be used, as the Board of Directors may from time to time determine, for purposes of this Plan, provided, however, that any shares acquired or held by Enhance for the purposes of this Plan shall, unless and until transferred to a Participant in accordance with the terms and conditions of a Long-Term Incentive, be and at all times remain treasury shares of Enhance, irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose. Notwithstanding the foregoing, in order to comply with Section 162(m) of the Code, the Committee shall take into account that (i) if an Option or SAR is canceled, the canceled Option or SAR continues to be counted against the maximum number of shares of Common Stock for which Options or SARs may be granted to a Key Employee under Section 4(a)(2) of the Plan, and (ii) if after the grant of an Option or SAR, the Committee or the Board reduces the exercise price or purchase price, the transaction is treated as a cancellation of the Option or SAR and a grant of a new


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Option or SAR, and in such case, both the Option or SAR that is deemed to be cancelled and the Option or SAR that is deemed to be granted, reduce the maximum number of shares of Common Stock for which Options or SARs may be granted to a Key Employee under the Plan.

            (c) Subject to the provisions of paragraph 7(e), if any shares of Common Stock subject to a Long-Term Incentive shall not be issued or transferred and shall cease to be issuable or transferable because of the termination, in whole or in part, of such Long-Term Incentive or for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by Enhance or a Subsidiary because of the Participant's failure to comply with the terms and conditions of the Long-Term Incentive granted to him, the shares not so issued or transferred, or the shares so reacquired by Enhance or a Subsidiary, shall no longer be charged against the limitations provided for in paragraph (a) above of this Section 4 and shall again be available for grant in the form of or pursuant to Long-Term Incentives.

            (d) Any Long-Term Incentive granted under this Plan may contain such provisions requiring or permitting the Participant (or his successor in interest) to resell to the Company any shares issued or transferred under such Long-Term Incentive at such time or times, under such circumstances and for such consideration as the Board may prescribe.

5. Stock Bonus Awards and Restricted Stock Awards

            Long-Term Incentives in the form of Stock Bonus Awards or Restricted Stock Awards shall be subject to the following provisions:

            (a) A Key Employee may be granted a Stock Bonus Award or Restricted Stock Award whether or not he is eligible to receive Incentive Compensation under any other plan or arrangement of the Company.

            (b) Shares of Common Stock subject to a Stock Bonus Award may be issued or transferred to the Participant at the time such Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Board of Directors shall determine. In the event that any such issuance or transfer shall not be made to the Participant at the time such Award is granted, the Board of Directors may but need not provide for payment to such Participant, either in cash or shares of Common Stock, from time to time or at the time or times such shares shall be issued or transferred to such Participant, of amounts equal to the dividends which would have been payable to such Participant in respect of such shares (as adjusted under Section 9) if such shares had been issued or transferred to such Participant at the time such Award was granted.

            (c) Any amount payable in shares of Common Stock under the terms of a Stock Bonus Award may, in the discretion of the Board, be paid in cash, on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value of such date of the shares which would otherwise have been delivered.


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            (d) Stock Bonus Awards and Restricted Stock Awards shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the Award or of the shares issued or transferred pursuant to such Award, and conditions calling for forfeiture of the Award or the shares issued or transferred pursuant thereto in designated circumstances, as the Board of Directors shall determine; provided, however, that upon the issuance or transfer of shares pursuant to any such Award, the Participant shall, with respect to such shares, be and become a shareholder of Enhance fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Award. All or any portion of a Stock Bonus Award may but need not be made in the form of a Restricted Stock Award. In the case of a Restricted Stock Award, the Board may but need not require the Participant to pay the par value of the shares to be issued or transferred pursuant thereto. Each Stock Bonus Award and Restricted Stock Award shall be evidenced by a written instrument in such form as the Board of Directors shall determine and shall be deemed to incorporate this Plan by reference, provided that such instrument is consistent with this Plan.

6. Options

      Long-Term Incentives in the form of Options shall be subject to the following provisions:

      (a) Subject to the provisions of Section 9, the purchase price per share shall be, in the case of an Incentive Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted (or in the case of a Participant who, at the time such Incentive Stock Option is granted, owns (after applying the constructive ownership rules of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation (as those terms are defined in Sections 424(e) and (f) of the Code) (a "10% Shareholder"), not less than 110% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted) and, in the case of a Non-Statutory Stock Option, not less than 85% of the Fair Market Value of a share of Common Stock on the date the Non-Statutory Stock Option is granted. The purchase price shall be paid in cash or, if so provided in the Option (and subject to such terms and conditions as are specified in the Option), in shares of Common Stock or other property surrendered to Enhance or in a combination of cash and such shares or other property. Shares of Common Stock thus surrendered shall be valued at their Fair Market Value on the date of exercise. Any such other property thus surrendered shall be valued at its fair market value on the date of exercise on any reasonable basis established or approved by the Board. If so provided in the Option (and subject to such terms and conditions as are specified in the Option), in lieu of the foregoing methods of payment, any portion of the purchase price of the shares to be issued or transferred may be paid by full recourse promissory note in such form and containing such provisions (which may but need not provide for interest, for pledging of the shares purchased, and for payment of the note at the election of the Participant in cash or in shares of Common Stock or other property surrendered to Enhance) as the Board may approve; provided that (i) if the Board permits any such note to be paid by surrender of shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of such surrender, and (ii) if the Board permits any such note to be paid by surrender of other


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property, such other property shall be valued at its fair market value on any reasonable basis established or approved by the Board, and (iii) in the case of an Incentive Stock Option, any such note shall bear interest at the maximum rate required to avoid imputation of unstated interest under federal income tax laws applicable at the time of exercise.

      (b) Each Option may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times and subject to such terms and conditions, as the Board of Directors shall determine. Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option. No fractional shares shall be issued pursuant to the exercise of an Option, and no cash payment shall be made in lieu of fractional shares.

      (c) Each Option shall be exercisable during the life of the optionee only by him or his guardian or legal representative, and after death only by his Beneficiary. Notwithstanding the foregoing provisions of this paragraph (c) or any other provision of this Plan, (i) no Non-Statutory Stock Option shall be exercisable after the expiration of a period of ten years and one month from the date the Option is granted, (ii) no Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted, and
(iii) no Incentive Stock Option which is granted to a 10% shareholder shall be exercisable after the expiration of five years from the date such Option is granted. If a Non-Statutory Stock Option is granted for a term of less than ten years and one month, the Board of Directors may, at any time prior to the expiration of the Option, extend its term for a period ending not later than ten years and one month from the date the Option was granted.

      (d) Options shall be granted for such lawful consideration as may be provided in the Option or as the Board of Directors may determine.

      (e) No Option or any right thereunder may be assigned or transferred except to a Beneficiary of the Participant.

      (f) To the extent that the aggregate Fair Market Value (determined as of the time a particular Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans, including this Plan, of his employer corporation and its parent and subsidiary corporations (as those terms are defined in Section 424(e) or (f) of the Code)) exceeds $100,000, such Incentive Stock Options shall be treated as Non-Statutory Stock Options, notwithstanding any provision thereof to the contrary. The next preceding sentence shall be applied by taking options into account in the order in which they were granted.

      (g) Each Option shall be evidenced by a written instrument, which shall contain such terms and conditions, and shall be in such form, as the Board of Directors shall determine and shall be deemed to incorporate this Plan by reference, provided the instrument is consistent with this Plan. An Option, if so approved by the Board of Directors, may include terms, conditions, restrictions and


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limitations in addition to those provided for in this Plan including, without limitation, terms and conditions providing for the transfer or issuance of shares on exercise of an Option, which may be non-transferable and forfeitable to Enhance in designated circumstances, or providing for the transfer or issuance of shares on a date subsequent to the date of exercise of the Option.

      (h) An Option may, but need not, be granted in connection with related Stock Appreciation Rights.

7. Stock Appreciation Rights

      Long-Term Incentives granted as Stock Appreciation Rights shall be subject to the following provisions:

      (a) Stock Appreciation Rights may be granted in connection with any Option either at the time of the grant of such Option or, if the Option is not an Incentive Stock Option, at any time thereafter during the term of the Option, or may be granted independently of an Option. Notwithstanding the foregoing, in the event the Committee grants an Option which is intended to be "performance based" for purposes of Section 162(m) of the Code, the purchase price per share shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Stock Appreciation Rights may also be granted in connection with any option heretofore or hereafter granted under any other stock option plan or arrangement of the Company.

      (b) (i) If granted in connection with an option, a Stock Appreciation Right shall require the holder of the related option, upon exercise of such Stock Appreciation Right, to surrender the option, or any portion thereof, to the extent unexercised and entitle him to receive a number of shares of Common Stock, or cash, or both, determined pursuant to clause (iii) of paragraph 7(c). Such option shall, to the extent so surrendered, thereupon cease to be exercisable.

            (ii) If granted independently of an option, Stock Appreciation Rights shall entitle the holder to receive a number of shares of Common Stock, or cash, or both, determined pursuant to clause (iii) of paragraph 7(c).

      (c) Stock Appreciation Rights shall be further subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Board shall from time to time approve:

            (i) If granted in connection with an option, Stock Appreciation Rights may be exercisable only at such time or times and to the extent that the option to which they relate shall be exercisable.


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            (ii) if granted independently of an option, Stock Appreciation
Rights shall be exercisable at such time or times as shall be determined by the Board at the time of grant of the Stock Appreciation Rights, provided that in no event shall the Stock Appreciation Rights be exercisable more than ten years after the date such Stock Appreciation Rights are granted.

            (iii) Upon exercise of Stock Appreciation Rights, the holder thereof shall be entitled to receive a number of shares of Common Stock, or cash, or a combination of such shares and cash, as the Board shall determine in its sole discretion in each case or by rule of general application or otherwise, equal in value on the date of exercise to an amount prescribed by the Board, which shall in no event exceed the amount by which the Fair Market Value of one share of Common Stock on the date of such exercise exceeds the Fair Market Value of one share of Common Stock on the date of grant of such Stock Appreciation Rights as specified in the award or, in the case of Stock Appreciation Rights granted in connection with an option, on the date of grant of such option, multiplied by the number of shares in respect of which the Stock Appreciation Rights are exercised. If full payment is to be made in shares of Common Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

            (iv) An Incentive Stock Option granted together with Stock Appreciation Rights shall be subject to such additional limitations as may be required by Section 422 of the Code and the regulations thereunder which are necessary or appropriate to cause Options granted to Key Employees as Incentive Stock Options to so qualify under such section of the Code.

      (d) Stock Appreciation Rights may be granted for such lawful consideration as may be provided in the Rights or as the Board may determine.

      (e) To the extent that Stock Appreciation Rights shall be exercised, an Option in connection with which such Stock Appreciation Rights shall have been granted shall be deemed to have been exercised for the purpose of the maximum limitations set forth in paragraph 4(a). In the case of Stock Appreciation Rights granted independently of an Option, any shares of Common Stock issued or transferred in payment of such Stock Appreciation Rights shall be charged against such maximum limitations.

      (f) Stock Appreciation Rights may provide that, upon exercise of such Stock Appreciation Rights, the shares, or cash, or both, as the case may be, which the holder of such Stock Appreciation Rights shall be entitled to receive shall be distributed or paid in such installments and over such number of years as the Board may direct, with distribution or payment of each such installment contingent, to the extent determined by the Board, upon continued services of the employee to the Company until the time for distribution or payment of such installment.

      (g) The Board may, upon the grant of Stock Appreciation Rights, and if Enhance is then a reporting company under the Securities Exchange Act of 1934, impose such conditions on the exercise thereof as may, in its sole discretion, be required to satisfy the requirements of Rule 16b-3. Without limiting the generality of the foregoing, the Board may, in such event, determine that (i)


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Stock Appreciation Rights may be exercised only during the period beginning on the third business day and ending on the twelfth business day following the publication of the company's quarterly and annual summarized financial data, and
(ii) no Stock Appreciation Rights granted to a director or executive officer of the Company may be exercised during the first six months after the date of grant, except in the event of the death or disability of such Participant during such period.

      (h) Stock Appreciation Rights shall not be transferable other than to a Beneficiary, and during a Participant's lifetime shall be exercisable only by him or by his guardian or legal representative.

8. Performance Units

      Long-Term Incentives granted as Performance Units shall be subject to the following provisions:

      (a) The performance period for the attainment of performance goals shall be not less than two nor more than five fiscal years of the Company, as determined by the Board.

      (b) The Board shall establish a dollar value for each Performance Unit (which may be a fixed dollar amount or an amount equivalent to the Fair Market Value of one share of Common Stock form time to time during the performance period), the performance goals to be attained in respect of the Performance Unit, the various percentages of the Performance Unit value to be paid out upon the attainment, in whole or in part, of the performance goals and such other Performance Unit terms, conditions and restrictions as the Board deems appropriate. As soon as practicable after the termination of the performance period, the Board shall determine what, if any, payment is due on the Performance Unit in accordance with the terms thereof.

      (c) Performance Units shall be cancelled automatically if the Participant's employment with the Company shall be terminated for any reason prior to the expiration of the performance period, except that if the Participant's employment terminates by reason of death, retirement, disability or for other reasons beyond his control, the Board may, in its sole discretion and subject to such limitations and at such time or times as it may deem advisable, make full or partial payment with respect to such Performance Units.

      (d) Payment with respect to any Performance Unit may be made, in the sole discretion of the Board, in cash or in shares of Common Stock valued at their Fair Market Value on the date of payment, or in both cash and such shares. Any shares issued or transferred in payment of a Performance Unit shall be charged against the maximum number of shares available under the Plan. If full payment is to be made in shares of Common Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.


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      (e) Performance Units shall not be transferable other than to a
Beneficiary, and during a Participant's lifetime payments in respect thereof shall be made only to the Participant or his guardian or legal representative.

9. Adjustment Provisions

      (a) In the event that any recapitalization, reclassification, split-up or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock shall be effected, or the outstanding shares of Common Stock shall, in connection with a merger or consolidation of Enhance or a sale by Enhance of all or a part of its assets, be exchanged for a different number or class of shares of stock or other securities or property of Enhance or any other entity or person, or a record date for determination of holders of Common Stock entitled to receive a dividend payable in Common Stock shall occur, (a) the number and class of shares or other securities or property that may be issued or transferred pursuant to Long-Term Incentives thereafter granted, (b) the number and class of shares or other securities or property that may be issued or transferred under outstanding Long-Term Incentives, (c) the purchase price (if any) to be paid per share under outstanding and future Long-Term Incentives, and (d) the price (if any) to be paid per share by Enhance or a Subsidiary for shares or other securities or property issued or transferred pursuant to Long-Term Incentives which are subject to a right of Enhance or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted.

      (b) Upon any merger or consolidation in which Enhance is not the surviving corporation or a dissolution or liquidation of Enhance, all outstanding Options and SARs shall terminate provided that all holders of outstanding Options and SARs shall be furnished with written notice of the proposed merger, consolidation, dissolution or liquidation contemporaneously with the mailing to stockholders of Enhance of notice of the meeting of stockholders at which such proposed transaction is to be considered. The foregoing shall be of no effect in the case of such a merger or consolidation if provision is made in writing in connection therewith for the continuance of the Plan and for the assumption of Options and SARs theretofore granted or the substitution for such Options and SARs of new options and stock appreciation rights covering the shares of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments, in which event the Plan and the Options and SARs theretofore granted or the new options and stock appreciation rights covering the shares of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments, in which event the Plan and the Options and SARs theretofore granted or the new options and stock appreciation rights substituted therefor, shall continue in the manner and under the terms so provided.

      (c) At the discretion of the Board, any Long-Term Incentive may provide that, upon the occurrence of any of certain specified events determined by the Board, including a certain specified events determined by the Board, including a change in control of the company (as such may be defined by the Board in its discretion in any agreement granting a Long-Term Incentive, which definition need not be identical for all such agreements), such Long-Term Incentive shall, to the extent not theretofore exercisable, payable or free from restrictions, as the case may be, become immediately exercisable, payable, or free from restrictions, as the case may be, in its entirety and any


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shares of Common Stock acquired pursuant to a Long-Term Incentive which are not fully vested shall immediately become fully vested, notwithstanding any other provision of the Long-Term Incentive or the Plan.

      (d) Each Long-Term Incentive shall provide that, in the event of a merger or consolidation of Enhance with a third party which is proposed to be accounted for as a pooling of interests, the Participant shall, if so requested by the Company and notwithstanding any other provision of such Long-Term Incentive, agree, as a condition to the exercisability, payment, or lapsing of restrictions, as the case may be, of such Long-Term Incentive, not to sell, assign, or gift or in any other way reduce his or her risk relative to the share of Common Stock issuable pursuant to such Long-Term Incentive and all other shares of Common Stock owned by such Participant for such period after the consummation of such merger or consolidation as the Company shall, upon the advice of its outside accountants, conclusively determine as necessary to ensure that such merger or consolidation may be validly accounted for as a pooling of interests.

      (e) Adjustments under paragraphs 9(a) and 9(b) shall be made by the Board, whose determination as to what adjustments will be made and the extent thereof shall be final, binding, and conclusive. No fractional interests shall be issued under the Plan resulting from any such adjustments. The Board shall give prompt notice to each Participant affected thereby of the occurrence of any event giving rise to any adjustment, which notice shall set forth the new purchase price after giving effect to the adjustment, provided that such adjustment shall be effective whether or not such notice is given.

10. Term

      The Plan shall become effective upon the date of its adoption by the Board, subject, however, to approval by the shareholders of Enhance within twelve months next following such adoption. Prior to such approval, the Board may in its sole discretion grant or authorize the granting of Long-Term Incentives, including Options and SARs, provided the exercisability thereof shall be deferred until, and expressly subject to the condition that the Plan shall have been so approved. If the Plan is not so approved by the shareholders of Enhance, the Plan and all Long-Term Incentive granted hereunder shall be automatically cancelled and any shares of Common Stock or cash previously issued or paid under all Long-Term Incentives shall promptly be returned to the Company in return for any money or property it received therefor. The Plan shall terminate at the close of business on December 10, 1997, and no Long-Term Incentives may thereafter be granted, but such termination shall not affect any Long-Term Incentives theretofore granted. No Long-Term Incentive shall be granted under this Plan after the number of shares authorized for issuance or transfer hereunder have been exhausted, but the Plan shall continue in effect thereafter with respect to Long-Term Incentives theretofore granted.

11.  Administration

      (a) The Plan shall be administered by the Board. If and to the extent the Board so directs, the Plan shall be administered by a Committee of three or more persons selected by the Board from its own membership. Each member of the Board or the Committee shall (i) by virtue of administering the Plan as a member of the Board or the Committee, as applicable, be ineligible to receive Long-Term Incentive and (ii) during such time as Enhance is a reporting company under the Securities Exchange Act of 1934, as a prerequisite qualification to administering the Plan as a member of the Board or of the Committee, as applicable, have been ineligible throughout the twelve months preceding his election to the Board or appointment to the Committee, as applicable, to receive a Long-Term Incentive or an allocation of shares of Common Stock or a grant of stock options, stock appreciation rights or similar rights pursuant to any other plan of the company such as to disqualify such member of the Board or of the Committee as a "disinterested person" for purposes of Rule 16b-3 each director appointed to such Committee shall quality (i) during such time as Enhance is a reporting company under the Securities Exchange Act of 1934, as a "disinterested person" as defined in Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934 to the extent then required, and (ii) as an "outside director" as defined under Section 162(m) of the Code."

      (b) The Board may establish such rules and regulations, not inconsistent with the provisions of this Plan, as it may deem necessary for the proper administration of this Plan, and may amend or revoke any rule or regulation so established. The Board shall, subject to the provisions of the Plan, have full power to interpret and administer the Plan and full authority to select the Participants in the Plan and determine the number of shares (if any) to be made subject to each Long-Term Incentive, the type of Long-Term Incentive to be granted and the terms and conditions of each Long-Term Incentive (which need not be identical). The interpretation by the Board of the terms and provisions of the Plan and the administration thereof and all action taken by the Board, shall be final, binding and conclusive on Enhance, its stockholders, Subsidiaries, all Participants and employees, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

      (c) Members of the board of Directors and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties.

      (d) The Plan is intended to comply with the exception for performance-based compensation under Section 162(m) of the Code and the regulations thereunder with respect to Stock Options and SARs, and grants of Options and SARs shall be limited, construed and interpreted in a manner so as to comply therewith unless determined otherwise by the Board or the committee with respect to a particular grant of an Option or SAR.

12. General Provisions

      (a) Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue in the employment of Enhance or a Subsidiary, or shall affect the right of Enhance or a Subsidiary to terminate the employment of any person at any time with or without cause.

      (b) No shares of Common Stock shall be issued or transferred pursuant to a Long-Term Incentive unless and until all legal requirement applicable to the issuance or transfer, of such shares have, in the opinion of counsel to Enhance, been complied with. In connection with any such issuance or transfer, the person acquiring the shares shall, if requested by Enhance and whether or not otherwise required by the terms of the Participant's Long-Term Incentive, give assurances satisfactory to counsel to Enhance, in respect of such matters as Enhance or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements and take any reasonable action to comply with such requirements.

      (c) No provision of this Plan shall be interpreted or construed to obligate Enhance to register the shares issuable or transferable hereunder under the Securities Act of 1933 or disposition of shares of Common Stock issued or transferred under any Long-Term Incentive may be made unless and until Enhance's counsel is satisfied that the shares have been registered under the Securities Act of 1933 and any other applicable federal or state securities laws or that an exemption from such registration is available. Certificates evidencing any shares of Common Stock issued or transferred under any Long-Term Incentive shall be legended in such manner as Enhance's counsel may deem to be necessary or appropriate to reflect the provisions of this paragraph 12(c).

      (d) No person (individually or as a member of a group) and no Beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Long-Term Incentive except as to such shares of Common Stock, if any, as shall have been issued or transferred to him.

      (e) In the case of a grant of a Long-Term Incentive to a Key Employee of a Subsidiary, such grant may, if the Board of Directors so approves, be implemented by Enhance entering into an agreement with the Subsidiary containing such terms and provisions as the Board of Directors may authorize, including, without limitation, a provisions as the Board of Directors may authorize, including, without limitation, a provision for the issuance or transfer of the shares covered by the Long-Term Incentive to the Subsidiary, for such consideration as the Board of Directors may approve, upon the condition or understanding that the Subsidiary will transfer the shares to the Key Employee in accordance with the terms of the Long-Term Incentive.

      (f) Enhance or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which Enhance or a Subsidiary determines it is required to withhold in connection with any Long-Term Incentive. The Board may, in its sole discretion and subject to such rules as it may adopt, permit a Participant to elect to satisfy any such withholding obligation, in whole or in part, by having the Company withhold shares of Common Stock that are otherwise issuable in connection with such Long-Term Incentive and have a Fair Market Value equal to the amount required to be withheld, or by surrendering to the Company previously-acquired shares of Common Stock that have such a Fair Market Value. Each holder of an Incentive Stock Option shall give prompt notice to the Company in the event of the disposition by him of any shares where such disposition occurs within two years after the date of the grant of such Option or within one year after the date of the such exercise.

      (g) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to directors, officers, employees or consultants generally, or to any class or group of such persons, which Enhance or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

      (h) In no event shall Long-Term Incentives be considered compensation to a Participant for purposes of any other plan of the Company (including any pension, profit-sharing, severance pay or other employee benefit plans) in determining benefits to which such Participant may be entitled under such plan.

      (i) By accepting any benefits under the Plan, each Participant, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provision of the Plan and any action or decision under the Plan by enhance, its agents and employees and the Board.

      (j) The validity, construction, interpretation and administration of the Plan and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of New York, the state in which Enhance is incorporated, but without giving effect to the principles of conflicts of laws thereof Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced, shall be governed by the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof; irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

      (k) The use of the masculine gender shall also include with it a meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

13. Amendment and Termination

      (a) This Plan may be amended or terminated by the Board of Directors at any time and in any respect, including without limitation to permit or facilitate qualification of Options theretofore or thereafter granted as Incentive Stock Options under the code, provided that, without the approval of the shareholders of the Company, no amendment shall be made which (i) increases the maximum number of shares of Common Stock that may be issued or transferred pursuant to Long-Term Incentives, as provided in paragraph (a)( 1) of Section 4 or increases the maximum number of shares of Common Stock that may be granted as Options or SARs to any Key Employee selected to participate in the Plan as provided in paragraph (a)(2) of Section 4, (ii) except as may be required or desirable to conform this Plan to the federal or state securities laws and regulations that may apply to it from time to time, withdraws the administration of this Plan from the Board or Committee, (iii) transfers the administration of this Plan to any person who is not a "disinterested administrator" under Rule 16b-3, if Enhance is then a reporting company under the Securities Exchange Act of 1934, (iv) permits any person who is not a Key Employee to be granted a Long-Term Incentive, (v) changes the minimum exercise price of any Option or any SAR or extends the maximum exercise term of any Option or any SAR or otherwise materially increases the benefits accruing to participants in the Plan, (vi) amends this Section 13, or (vii) requires shareholder approval in order for the Plan to continue to comply with the exception for performance-based compensation under Section 162(m) of the Code.

      (b) No amendment or termination of this Plan by the Board of Directors or the shareholders of Enhance shall affect adversely any Long-Term Incentive theretofore granted without the consent of the holder thereof.

                                                              Certificate 10.2.2

                            OPTION GRANT CERTIFICATE

      ENHANCE FINANCIAL SERVICES GROUP INC., a New York corporation (the "Company"), hereby grants to ______________ (the "Executive") an Incentive Stock Option (the "Option") to purchase ______ shares (the "Option Shares") of common stock, par value $.10 per share ("Common Stock"), pursuant to the Company's 1987 Long-Term Incentive Plan for Key Employees (as such may he amended from time to time, the "Plan")

                           1. Basic Terms of Option.

(a)   Term of Option. The option shall expire December 31, 2006.

(b) Exercise Price. The exercise price shall be $34.00 per Option Share (the "Purchase Price").

(c) Vesting. The Option shall become exercisable in equal installments in accordance with Article 3.

(d) Method of Exercise. The Option may be exercised by the Executive in accordance with the terms hereof and of the Plan for any and all Option Shares by written notice (the "Exercise Notice") from the Executive to the Company substantially in the form of Annex A hereto. Payment of the Purchase Price may be made in the form of cash or shares of Common Stock, as permitted by the Plan, and shall accompany the Exercise Notice to the Company; provided that, if such Exercise Notice indicates that the Executive is simultaneously using the stock option exercise program of Merrill Lynch Pierce Fenner & Smith Incorporated or other brokerage concern approved by the Company, the Purchase Price shall be payable on the fifth business day following the date of delivery of the Exercise Notice.

                               2. Option Shares.

(a) Status of Option Shares. Effective upon the exercise of the Option in whole or in part and the receipt by the Company of the Purchase Price for the Option Shares being purchased, the Executive shall be the holder of record of such shares and shall have all of the rights of a shareholder with respect thereto (including the right to vote such shares at any meeting at which the holders of the Common Stock may vote, the right to receive all dividends declared and paid upon such shares and the right to exercise any rights or warrants issued in respect of any such shares). The Company shall, upon receipt of the Purchase Price, issue in the name of the Executive a certificate representing the Option Shares purchased from time to time.

(b) Option Shares Unregistered. As of the date of grant of the Option, the Option Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and the Company has no obligation to effect or maintain the effectiveness of the registration of the Option Shares under the Act. Unless the Option Shares issuable upon a given exercise are then subject to an effective registration statement under the Act, the certificate representing such shares shall bear the following legend or such other legend as the Company's counsel may deem appropriate:

                  "The shares represented by this certificate have not been
            registered under the Securities Act of 1933, as amended, and may in no event be offered, sold, transferred or assigned unless and until the shares have been so registered or, in the opinion of counsel to Enhance Financial Services Group Inc., an exemption from such registration is available."

(c) Investment Intent. If the certificate representing the Option Shares issuable upon a given exercise is required to bear the legend set forth above (or a legend to like effect), the Executive shall, by such exercise of the Option, be deemed conclusively to represent and to agree with the Company that he or she is acquiring the Option Shares then being purchased for his or her own account and not for the account of others, for investment only and not with a view to public sale or distribution.

(d) Restriction Relating to Certain Mergers. In the event of a merger or consolidation of the Company with a third party which is proposed to he accounted for as a pooling of interests, the Executive shall, if so requested by the Company and notwithstanding any other provision of this Certificate, agree not to sell, assign, or gift or in any other way reduce his or her risk relative to the Option Shares and all other shares of Common Stock owned by the Executive for such period after the consummation of such merger or consolidation as the Company shall, upon the advice of its outside accountants, conclusively determine as necessary to ensure that such merger or consolidation may be validly accounted for as a pooling of interests.

(e) Prior Conditions. The Company shall not be required to issue or deliver any certificate representing Option Shares prior to (i) the admission of such shares to listing on any stock exchange on which the Common Stock may then be listed, (ii) the completion of any registration or any other qualification of such shares under any federal or state law or any rulings or regulations of any governmental regulatory body, (iii) the obtaining of any consent or approval or other clearance from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, and (iv) the payment to the Company, upon its request, of any amount requested by the Company for the purposes of satisfying its liability, if any, to withhold taxes of any kind or any other applicable assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of the Option

                             3. Vesting of Option.

(a) Vesting Conditions. If the Executive remains in the continuous employ of the Company or a Subsidiary through the close of business on each date indicated in Column I below the Option shall thereupon vest (on a cumulative basis) as to the portion of the Option Shares indicated opposite such date in Column II below:

             (I)                               (II)
                                               the %
                                         (or additional %)
        If employment                      of the Option
      continuous through       then        which vests is
      ------------------                   --------------

      December 31, 1997                         25%
      December 31, 1998                         25%
      December 31, 1999                         25%
      December 31, 2000                         25%

(b) Effect of Termination of Employment. If the Executive's employment with the Company and its Subsidiaries is terminated for any reason whatsoever before all installments of the Option shall have vested pursuant to Paragraph 3 (a), then any portion of the Option which is not vested at the time of such termination shall automatically terminate on the date of the termination of employment, and all rights and interests of the Executive in and to such unvested portion of the Option shall thereupon terminate. Should the Executive's employment be terminated before any given date set forth in Paragraph 3(a) upon his or her death, Disability or Retirement, then the installments of the Option which are vested at the time of such termination shall remain exercisable in accordance with the terms hereof as if such termination of employment shall not have occurred. Should the Executive's employment be terminated by the Company or a Subsidiary before any given date set forth in Paragraph 3(a) other than for Cause, the vested portion of the Option not subsequently exercised on or before the 90th day after such termination shall thereupon automatically terminate. Should the Executive's employment be terminated before any given date set forth in Paragraph 3(a) under any other circumstances, the vested portion of the Option shall thereupon automatically terminate.

(c) Effect of Leave of Absence. A leave of absence from the Company or any Subsidiary which is approved by the President shall not be considered a termination of the Executive's employment with the Company for purposes of this Article 3 or any other provision of this Certificate, provided that each date set forth in the table in Paragraph 3(a) which shall follow the commencement of the leave of absence shall be automatically deferred for a period equal to the period of the leave of absence.

(d) Board's Right to Waiver or Acceleration. Any provision of this Article 3 to the contrary notwithstanding, the Board reserves the right, in its sole discretion, to waive any condition to the vesting of the Option and accelerate the date on which any installment of the Option shall vest in the event of a change in control of the Company or a public offering of shares of Common Stock or otherwise.

                                4. Definitions.

            Unless defined below or elsewhere in this Certificate, the capitalized terms used in this Certificate shall have the meanings ascribed thereto in the Plan.

(a) "Cause" shall consist of, the failure of the Executive to perform or observe the provisions of any employment agreement with the Company or a Subsidiary, dishonesty or insubordination in the performance of his or her duties, misappropriation of funds, material and willful misconduct, habitual insobriety or conviction of a crime involving moral turpitude.

(b) "Disability" means a disability which entitles the Executive to benefits under the long-term disability insurance program of the Company or a Subsidiary applicable to the Executive, or which would entitle the Executive to such benefits after any applicable waiting period.

(c) "Retirement" means termination of the Executive's employment with the Company and its Subsidiaries (other than for Cause or upon death or Disability) on or after the later to occur of (i) the conclusion of ten continuous years of employment by the Company or any Subsidiary or (ii) the date on which the Executive attains age 55.

                             5. General Provisions.

(a) Administration and Construction. The provisions hereof shall be administered and construed by the Board (or any authorized committee thereof), whose decisions shall be conclusive and binding on the Company, the Executive and anyone claiming under or through either of them. Without limiting the generality of the foregoing, any determination as to whether or not an event has occurred or failed to occur which causes any unvested portion of the Option to be forfeited or become vested pursuant hereto, shall be made in the good faith but otherwise absolute discretion of the Board. By the Executive's acceptance of this Certificate, the Executive and each person claiming under or through the Executive irrevocably consents and agrees to all actions, decisions and determinations to be taken or made by the Board in good faith pursuant to this Certificate and the Plan.

(b) Option Not Assignable or Transferable. The Option is not assignable or transferable other than by will or the laws of descent and distribution, either voluntarily, or, to the full extent permitted by law, involuntarily, by way of encumbrance, pledge, attachment, levy or charge of any nature. Any rights of the Executive hereunder shall be exercisable during the Executive's lifetime only by him or her or by his or her guardian or legal representative.

(c) No Employment Rights. No provision of this Certificate or of the Plan shall confer upon the Executive any right to continue in the employ of the Company or a Subsidiary or shall in any way affect the right of the Company or a Subsidiary to dismiss, or otherwise terminate the employment of, the Executive at any time for any reason or no reason, or shall impose upon the Company or any Subsidiary any liability for any forfeiture of any unvested portion of the Option which may result under this Certificate if the Executive's employment is so terminated.

(d) Recapitalization. If the Executive receives, with respect to the Option, any other option or warrant to purchase securities of the Company, of a Subsidiary or of any other entity as a result of any recapitalization, merger, consolidation, combination, or exchange of shares or a similar corporate change, any such other option or warrant received by the Executive shall likewise be subject to the terms and conditions of this Certificate and shall be included in the term "Option." Similarly, any securities or other property as to which such other option or warrant is exercisable shall be included in the term "Option Shares." In the event of any such corporate change, the Purchase Price set forth in Paragraph 1(b) shall be appropriately adjusted by the Board such that the aggregate price for all such Option Shares is not changed.

(e) Legal Representative. In the event of the Executive's death or a judicial determination of his or her incompetence, reference in this Certificate to the Executive shall be deemed to refer to his or her legal representative or, where appropriate, to the Beneficiary.

(f) Holidays. If any event provided for in this Certificate is scheduled to take place on a legal holiday, such event shall take place on the next succeeding day that is not a legal holiday.

(g) Notices to the Company. Any notice or other communication to the Company pursuant to any provision of this Certificate shall be deemed to have been delivered when delivered in person to the Corporate Secretary of the Company or when deposited in the United States mail, first class postage prepaid, addressed to the Corporate Secretary of the Company at 335 Madison Avenue, New York, New York 10017 or at such other address of which the Company may from time to time give the Executive written notice in accordance with Paragraph 5 (h).

(h) Notices to the Executive. Any notice or other communication to the Executive pursuant to any provision of this Certificate shall be deemed to have been delivered when delivered to the Executive in person or when deposited in the United States mail, first class postage prepaid, addressed to the Executive at his or her address on the security holder records of the Company or at such other address of which the Executive may from time to time give the Company written notice in accordance with Paragraph 5(g).

(i) Agreement Subject to Plan. This Option Grant Certificate is being executed and delivered pursuant to and is subject in all events to the Plan, a copy of which, if not previously delivered to the Executive in connection with a prior grant thereunder, is being delivered to the Executive concurrently with this Certificate and which is incorporated in this Certificate by reference. Each provision of this Certificate shall be administered and construed in accordance with the Plan, and any provision that cannot be so administered or construed shall to that extent be disregarded.


                                             ENHANCE FINANCIAL, SERVICES
                                               GROUP INC.


Date: As of December 31, 1996                By:__________________________
                                                Daniel Gross
                                                President

                                    Annex A

Enhance Financial Services Group Inc.
335 Madison Avenue
New York, New York 10017

Ladies and Gentlemen:

      I am an optionee under the Enhance Financial Services Group Inc. Long-Term Incentive Plan for Key Employees (the "Plan"), having been granted on December 5, 1996 an option for ________ shares at an exercise price of $34.00 per share.

      Of such grant, options for _________ shares remain unexercised and unexpired. Of such number of unexercised and unexpired options, options for ________ shares are vested as of this date.

             Select, by indicating with an "X", one exercise method:

      ___ I hereby exercise the aforesaid option for _______ shares using the Merrill Lynch "Corporate Stock Option Exercise Program." Accordingly, payment will be remitted to the company on my behalf by Merrill Lynch.

      ___ I hereby exercise the aforesaid option for ________ shares not using the Merrill Lynch "Corporate Stock Option Exercise Program" and enclose my check, payable to the order of Enhance Financial Services Group Inc., for $________ in payment of the purchase price and applicable withholding taxes for such shares. I ask that the certificate for the option shares be delivered to me.

                                        Very truly yours,


Date:                                   Name:________________